UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE

ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 9, 2011, Green Mountain Coffee Roasters, Inc. (the “Company”) issued a press release announcing its fourth quarter and full fiscal year results for the period ending September 24, 2011, together with accompanying prepared remarks, and will hold a live audio webcast to discuss its fourth quarter and full fiscal year results. Copies of the press release and the prepared remarks are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information furnished in Item 2.02, including the Exhibits attached hereto, shall not be deemed “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of the Company dated November 9, 2011 regarding Fourth Quarter and Full Year 2011 Results.

99.2 Prepared remarks dated November 9, 2011 regarding Fourth Quarter and Full Fiscal Year 2011 Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Frances G. Rathke
Frances G. Rathke
Chief Financial Officer

Date: November 9, 2011

EXHIBIT INDEX

99.1	Press Release of the Company dated November 9, 2011 regarding Fourth Quarter and Full Year 2011 Results.

99.2	Prepared remarks dated November 9, 2011 regarding Fourth Quarter and Full Fiscal Year 2011 Results.